EXHIBIT 10.1

SECOND AMENDMENT TO

20% CONVERTIBLE SECURED PROMISSORY NOTE

This Second Amendment to 20% Convertible Secured Promissory Note (this “Amendment”) is entered into and effective on July 24, 2015 (the “Effective Date”) by and between Wisdom Homes of America, Inc. (f/k/a SearchCore, Inc.), a Nevada corporation (the “Company”) and Robert S. and Rita DeLue, Trustees of the Robert S. and Rita DeLue 1995 Revocable Family Trust (the “Holder”).

RECITALS

WHEREAS, the Company and Holder are parties to that certain 20% Convertible Secured Promissory Note dated April 26, 2014, in the original principal amount of One Hundred Thousand Dollars ($100,000) (the “Original Note”);

WHEREAS, the Company and Holder entered into a First Amendment to 20% Convertible Secured Promissory Note on May 5, 2015 (the “First Amendment”); and

WHEREAS, the Company and Holder desire to amend certain provisions of the Original Note, effective as of the Effective Date, as set forth herein.

NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Holder agree as follows:

AGREEMENT

1. The Company is the holder of that certain Non-Recourse Secured Promissory Note dated May 19, 2014, as amended on July 24, 2015, executed by Platinum Technology Ventures, LLC in the principal amount of Two Hundred Thousand Dollars ($200,000) (the “Platinum Note”). The Company hereby agrees to assign one-half (1/2) of all payments made pursuant to the Platinum Note after the date hereof, constituting eight (8) payments of Ten Thousand Dollars ($10,000) each beginning on August 20, 2015, to Holder to pay down the principal and interest due under the Original Note, as amended by the First Amendment.

2. Other than as set forth herein, the terms and conditions of the Original Note, as amended by the First Amendment, shall remain in full force and effect.

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IN WITNESS WHEREOF, the Company and Holder have executed this Agreement on the date first written above.

“Company”		“Holder”

Wisdom Homes of Nevada, Inc.,		Robert S. and Rita DeLue 1995 Revocable
a Nevada corporation		Family Trust

By:	/s/ James Pakulis	By:	/s/ Robert S. DeLue
	James Pakulis		Robert S. DeLue
Its:	President	Its:	Trustee

		By:	/s/ Rita DeLue
Rita DeLue
		Its:	Trustee